UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Commerce Drive
Danbury, Connecticut 06810
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 797-9586

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 1.01.	Entry into a Material Definitive Agreement, and
Item 3.02.	Unregistered sales of Equity Securities.

On March 27, 2008, the Company entered into an Amendment and Waiver Agreement (“Agreement”) with each of Truk Opportunity Fund, LLC, Truk International Fund, LP and Shelter Island Opportunity Fund, LLC with respect to the Company’s Variable Rate Self-Liquidating Senior Secured Convertible Debentures due April 17, 2009 (the “Debentures”). Each Fund is a holder of Debentures. To induce each of the Funds to enter into the Agreement, the Company had previously issued to them an aggregate of 350,000 restricted shares of Common Stock. In connection with this agreement, the Company also had previously issued to the three Funds an aggregate of 1,077,791 shares (“Conversion Shares”) of common stock, par value $.001 per share (“Common Stock”), in satisfaction of the redemption payments due to the three Funds on February 1, 2008. The three Funds agreed to defer the monthly redemptions for January and March 2008 until May and June 2009, respectively. The Company permitted the Funds to defer up to three additional monthly redemptions until July, August and September, 2009, respectively at the Funds’ election. The Company and the three Funds also modified various terms of the Debentures and an associated Registration Rights Agreement.

On March 27, 2008, the Company issued 144,000 restricted shares of its Common Stock to Richard Henri Kreger, 9,000 restricted shares of its Common Stock to Bruce Jordan, and 27,000 restricted shares of its Common Stock to Midtown Partners & Co., LLC in connection with services rendered to the Company in restructuring certain of the Debentures.

On March 27, 2008, the Company issued to Jack Worthen, the former president of the Company’s Power Electronics Division, 125,000 restricted shares of its Common Stock in connection with his resignation of that position.

On April 1, 2008, the Company issued an aggregate of 1,516,122 shares of Common Stock to true-up the March 17, 2008 pre-redemption payments previously made for nine holders of Debentures in accordance with the provisions of Section 6 thereof.

On April 1, 2008, the Company issued to Richard A. Fisher 111,111 restricted shares of Common Stock in payment for services provided as corporate counsel to the Company.

On April 1, 2008, the Company issued to James Dunn 200,000 restricted shares of Common Stock in connection with his agreement to serve on the Company’s Advisor Board

On April 1, 2008, the Company issued to James Fones 5,000 restricted shares of Common Stock for services provided to the Company’s Motive Power Division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: April 2, 2008	By:	/s/ Gary M. Laskowski
Gary M. Laskowski
Principal Executive Officer